UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: October 3, 2023

(Date of earliest event reported)

Earthstone Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35049	81-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on August 21, 2023, Earthstone Energy, Inc., a Delaware corporation (the “Company”), and Earthstone Energy Holdings, LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger with Permian Resources Corporation, a Delaware corporation (“Permian Resources”), Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of Permian Resources, Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Permian Resources, and Permian Resources Operating, LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, the Company and OpCo will become wholly owned subsidiaries of Permian Resources (the “Mergers”).

On October 3, 2023, the Company issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, on October 2, 2023 with respect to the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 and set forth in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between the Company and Permian Resources. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, Permian Resources has filed the Registration Statement with the SEC, which was declared effective on September 25, 2023. The Transaction will be submitted to the Company’s stockholders and Permian Resources’ stockholders for their consideration. The Company and Permian Resources may also file other documents with the SEC regarding the Transaction. Mailing of the definitive joint proxy statement/prospectus to the stockholders of Permian Resources and the Company commenced on September 26, 2023. This document is not a substitute for the Registration Statement filed with the SEC or any other documents that Permian Resources or the Company may file with the SEC or send to stockholders of Permian Resources or the Company in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PERMIAN RESOURCES ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement and all other documents filed or that will be filed with the SEC by Permian Resources or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222.

Participants in the Solicitation

Permian Resources, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding the Company’s directors and executive officers is contained in the proxy statement for the Company’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing the Company’s website at https://www.earthstoneenergy.com. Information regarding Permian Resources’ executive officers and directors is contained in the proxy statement for Permian Resources’ 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Permian Resources’ website at https://permianres.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the Registration Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Permian Resources or the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Permian Resources may not approve the issuance of new shares of common stock in the Transaction or that stockholders of the Company may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Permian Resources’ common stock or the Company’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Permian Resources and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Permian Resources’ or the Company’s control, including those detailed in Permian Resources’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://permianres.com and on the SEC’s website at http://www.sec.gov, and those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at https://www.earthstoneenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Permian Resources or the Company believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Permian Resources and the Company undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Dated: October 3, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President – Accounting and Administration

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